EXHIBIT 10.4

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), is made as of December 7, 2009 (the “Effective Date”) by and between OCM GW Holdings, LLC, a Delaware limited liability company (“OCM GW”), and Crimson Exploration Inc., a Delaware corporation (the “Company”).

WHEREAS, OCM GW, as successor to EXCO Resources, Inc., a Texas corporation (“EXCO”), as a result of the acquisition of all of the capital stock of the Company held by EXCO and subject to the Rights Agreement (as defined below), is party to that certain Registration Rights Agreement, dated as of May 8, 2007, by and between EXCO and the Company (the “Rights Agreement”);

WHEREAS, OCM GW is the holder of all the Registrable Securities subject to the Rights Agreement;

WHEREAS, pursuant to the Rights Agreement, OCM GW, is granted certain registration rights;

WHEREAS, OCM GW and the Company entered into that certain Shareholders Rights Agreement (the “Shareholder Rights Agreement”), dated as of February 28, 2005, in connection with the purchase and sale of shares of the Company’s Series G convertible preferred stock, par value $0.01 per share;

WHEREAS, pursuant to the Shareholder Rights Agreement, OCM GW is granted certain registration rights with respect to any shares of the Company’s capital stock held by OCM GW;

WHEREAS, the Shareholder Rights Agreement registration rights include the shares held by OCM GW and subject to the Rights Agreement; and

WHEREAS, OCM GW and the Company desire to terminate the Rights Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, OCM GW and the Company hereby agree as follows:

ARTICLE I

TERMINATION OF THE RIGHTS AGREEMENT

1.1.      Subject to and effective upon the closing of the Proposed Offering (as defined below), OCM GW and the Company both declare that the Rights Agreement is hereby cancelled, terminated and of no further force and effect. OCM GW hereby waives any rights under the Rights Agreement in connection with or relating to the proposed underwritten registered offering of the Company’s shares of its common stock in connection with or related to the Company’s Registration Statement on Form S-1 (Reg. No. 333-163277) initially filed on November 20, 2009, as it may be amended from time to time (the “Proposed Offering”).

1.2.      At the request of any party hereto, the appropriate party will, without further consideration, promptly execute and deliver or cause to be executed and delivered, such other

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instruments and documents as may be reasonably required to carry out the purposes and intent of this Agreement.

ARTICLE II

MISCELLANEOUS

2.1.      This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware without reference to its conflicts of law principles.

2.2.      If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of such provision and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement shall not be affected.

2.3.      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

2.4.      All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

[Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Consent as of the date first set forth above.

OCM GW HOLDINGS, LLC

By: OCM Principal Opportunities Fund III,

                                                                  L.P., its managing member

By: OCM Principal Opportunities Fund

                                                                  III GP, LLC, its general partner

By: Oaktree Fund GP I, L.P.,

its managing member

By: /s/ B. James Ford

Name: B. James Ford

Title:	Managing Director

By: /s/ Adam C. Pierce

Name: Adam C. Pierce

Title:	Vice President

Consent—EXCO Agreement

Signature Page

CRIMSON EXPLORATION INC.

By: /s/ E. Joseph Grady

Name: E. Joseph Grady

Title:	Senior Vice President & CFO

Consent—EXCO Agreement

Signature Page